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                                                                EXHIBIT 10.142



                               FIRST AMENDMENT TO
                            SHARE PURCHASE AGREEMENT

         This First Amendment to Share Purchase Agreement (the "Amendment") is executed as of February 17, 2004, among

                                 DIVERSICARE LEASING CORP., a corporation incorporated under the laws of Tennessee, (the "VENDOR")

                                 - and -

                                 ADVOCAT INC., a corporation incorporated under the laws of Delaware, ("ADVOCAT")

                                 -  and -

                                 DIVERSICARE CANADA MANAGEMENT  SERVICES CO.,
                                 INC., a corporation incorporated under the laws of Ontario, (the "CORPORATION")

                                 -  and -

                                 DCMS HOLDINGS INC., a corporation incorporated under the laws of Ontario, (THE "PURCHASER")

         WHEREAS, the Vendor, Advocat, the Corporation and the Purchaser entered into that certain Share Purchase Agreement dated August 25, 2003 (the "Agreement").

         WHEREAS, the parties now desire to amend certain terms and provisions of the Agreement as set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the agreements, covenants, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of all of which are acknowledged and agreed, the parties hereto agree as follows:

         1. Section 3.01 of the Agreement is hereby deleted in its entirety and replaced with the following:


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         SECTION 3.01 CLOSING

                  The transfer of the Purchased Shares and payments required pursuant to Article Two hereof shall take place at Suite 5800, 40 King Street West, Toronto, Ontario or such other place as Vendor and Purchaser may mutually agree.

                  Unless otherwise agreed, Closing shall take place at 11:00 a.m. on the date (the "CLOSING DATE") that is the first Business Day fifteen (15) days following the date on which all approvals necessary in order to complete the transactions contemplated by this Agreement have been received from the Ministry of Health and Long Term Care pursuant to the Nursing Homes Act (Ontario). Unless the Vendor and Purchaser mutually agree, the Closing Date shall not occur later than March 31, 2004. Conditional upon completion of Closing, the effective date for the Closing shall be the close of business on the last Business Day of the month prior to the Closing Date (the "EFFECTIVE DATE").

         2. Except as set forth herein, the Agreement is unmodified and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment the date and year first above written.



                                      DIVERSICARE LEASING CORP.

                                      Per:  /s/ William R. Council III
                                          -------------------------------------
                                               Name:  William R. Council III
                                               Title: President


                                      ADVOCAT INC.

                                      Per:  /s/ William R. Council III
                                          -------------------------------------
                                               Name:  William R. Council III
                                               Title: President


                                      DIVERSICARE CANADA MANAGEMENT
                                      SERVICES CO., INC.

                                      Per:  /s/ P. Richardson
                                          -------------------------------------
                                               Name:  Paul Richardson
                                               Title: President


                                      DCMS HOLDINGS INC.

                                      Per:  /s/ D. Gesauldi
                                          -------------------------------------
                                               Name:  Domenic Gesauldi
                                               Title: President


                                      Per:
                                          ------------------------------------
                                             Name:
                                             Title:




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